Fees Summary	Jan. 08, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 57,952.18
Total Fee Amount	57,952.18
Total Transaction Valuation	378,525,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00